                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


                                   TERM SHEET
                                  $197,304,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                             SASCO 2003-26A GROUP I
                   AURORA LOAN SERVICES INC., MASTER SERVICER
            WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


                                                                  WAL To        Est. Pmt to   Expected
                                                                 Optional        Optional      Initial    Legal        Expected
                     Approx.      Initial       Security        Termination     Termination     Loss      Final         Ratings
Class                Size ($)    Coupon (1)    Description       (yrs) (2)       Window (2)   Coverage   Maturity   (S&P / Moody's)
------------------------------------------------------------------------------------------------------------------------------------
1-A1             $187,910,000     Variable      Variable PT        2.72         09/03-08/12     7.00%   09/25/2033     AAA / Aaa
1-AX (3)             Notional       0.24%      Interest Only       0.38         09/03-01/04     7.00%   01/25/2004     AAA / Aaa
B1-I               $6,667,000     Variable         Sub PT          5.21         09/03-08/12     3.70%   09/25/2033      AA / NR
B2-I               $2,727,000     Variable         Sub PT          5.21         09/03-08/12     2.35%   09/25/2033       A / NR
B1-I-X (3)           Notional     Variable     Interest Only       5.21         09/03-08/12     3.70%   09/25/2033      AA / NR
B2-I-X (3)           Notional     Variable     Interest Only       5.21         09/03-08/12     2.35%   09/25/2033       A/ NR
------------------------------------------------------------------------------------------------------------------------------------
2-A (4)                   TBD        TBD         Senior PT          TBD             TBD          TBD    09/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
3-A (4)                   TBD        TBD            TBD             TBD             TBD          TBD    09/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
3-AX (3) (4)         Notional        TBD       Interest Only        TBD             TBD          TBD        TBD        AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
3-PAX (3) (4)        Notional        TBD       Interest Only        TBD             TBD          TBD        TBD        AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
4-A (4)                   TBD        TBD            TBD             TBD             TBD          TBD    09/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
4-AX (3) (4)         Notional        TBD       Interest Only        TBD             TBD          TBD        TBD        AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
5-A (4)                   TBD        TBD            TBD             TBD             TBD          TBD    09/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
5-AX (3) (4)         Notional        TBD       Interest Only        TBD             TBD          TBD        TBD        AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
6-A (4)                   TBD        TBD            TBD             TBD             TBD          TBD    09/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
6-AX (3) (4)         Notional        TBD       Interest Only        TBD             TBD          TBD        TBD        AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
6-PAX (3) (4)        Notional        TBD       Interest Only        TBD             TBD          TBD        TBD        AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
7-A (4)                   TBD        TBD            TBD             TBD             TBD          TBD    09/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
7-AX (3) (4)         Notional        TBD       Interest Only        TBD             TBD          TBD        TBD        AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
B1-II  (4)                TBD        TBD           Sub PT           TBD             TBD          TBD    09/25/2033      AA / NR
------------------------------------------------------------------------------------------------------------------------------------
B2-II  (4)                TBD        TBD           Sub PT           TBD             TBD          TBD    09/25/2033       A / NR
------------------------------------------------------------------------------------------------------------------------------------
B3 (4) (5)                TBD        TBD           Sub PT           TBD             TBD          TBD    09/25/2033      BBB / NR
------------------------------------------------------------------------------------------------------------------------------------
B4 (4) (5)                TBD        TBD           Sub PT           TBD             TBD          TBD    09/25/2033      BB / NR
------------------------------------------------------------------------------------------------------------------------------------
B5 (4) (5)                TBD        TBD           Sub PT           TBD             TBD          TBD    09/25/2033       B / NR
------------------------------------------------------------------------------------------------------------------------------------
B6 (4) (5)                TBD        TBD           Sub PT           TBD             TBD          TBD    09/25/2033      NR / NR
------------------------------------------------------------------------------------------------------------------------------------
R (6)                    $100     Variable        Residual         0.07         09/03-09/03     7.00%   09/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments for Mortgage Pool 1 were run at 28% CPR per annum. Prepayments for Mortgage Pools 2-7 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in September 2003.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        1

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE

(3) The Class 1-AX, 3-AX, 3-PAX, 4-AX, 5-AX, 6-AX, 6-PAX, 7-AX, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in January 2004 (month 5) the Class 1-AX will no longer be entitled to receive distributions of any kind.
(4)  Not offered under this term sheet.

(5)  Crossed-subordinate bonds.

(6)  Non-economic REMIC residual.





--------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF AUGUST 1, 2003 UNLESS OTHERWISE INDICATED.
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
         OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
          THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL
                      PRIOR COLLATERAL TERM SHEETS, IF ANY.
                    ----------------------------------------
                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
                    ----------------------------------------
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
--------------

o Group I will be comprised of Non-Hybrid 6-month LIBOR, and 1-month LIBOR based ARMs.

o Group II will be comprised of Hybrid 6-month LIBOR, 1-Year LIBOR, and 1-Year CMT based ARMs.

o Interest and principal on Pool 1 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in Mortgage Pool 1 only.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool (Group I and Group II) Cut-Off Date mortgage loan balance.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

           Mortgage Pool 1                      Mortgage Pools 2 through 7
    Available Distribution Amount              Available Distribution Amount

--------------------------------------    --------------------------------------
 First, to Class R, 1-A1 and 1-AX to      First, to Class 2-A, 3-A, 3-AX, 3-PAX
           pay interest                      4-A, 4-AX, 5-A, 5-AX, 6-A, 6-AX,
                                            6-PAX, 7-A and 7-AX to pay interest
--------------------------------------    --------------------------------------
                  |                                         |
--------------------------------------    --------------------------------------
 Second, to Class R and 1-A1 to pay          Second, to Class 2-A, 3-A, 4-A,
              principal                    5-A, 6-A, and 7-A to pay principal
--------------------------------------    --------------------------------------
                  |                                         |
--------------------------------------    --------------------------------------
   To Class B1-I, B1-I-X, B2-I and           To Class B1-II and B2-II to pay
B2-I-X to pay interest and principal             interest and principal
--------------------------------------    --------------------------------------
                  |                                         |
                  -------------------------------------------
                                        |
--------------------------------------------------------------------------------
             To Class B3, B4, B5 and B6 to pay interest and principal
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                August 1, 2003

Expected Pricing Date:       Week of August [18], 2003

Expected Settlement Date:    August 29, 2003

Distribution Dates:          25th of each month, commencing in September 2003

Collection Period:           The calendar month preceding the current
                             Distribution Date

Issuer:                      Structured Asset Securities Corp. ("SASCO")

Master Servicer:             Aurora Loan Services, Inc. ("ALS")

Servicer(s):                 ALS 100% of Group I (Pool 1); Group II is TBD

Master Servicer Fee:         The Master Servicer will be paid a monthly fee (the
                             "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:               0.250% for Group I (Pool 1) Mortgage Loans

Trustee:                     Wells Fargo Bank Minnesota, National Association.

Trustee Fee:                 0.0060% per annum assumed

Rating Agencies:             It is expected that Standard and Poor's
                             ("S&P") will rate all of the Offered Certificates;
                             and Moody's will rate all of the Senior
                             Certificates.

Day Count:                   30/360

Delay Days:                  24 Day Delay:    All Classes.

Registration:                Book-entry form through DTC


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Minimum Denomination:        Class 1-A,: $25,000 /$1 thereafter.
                             Class 1-AX, B1-I-X and B2-I-X: $1,000,000 /$1
                             thereafter. Class B1-I, B2-I: $100,000/$1 thereafter.

Tax Status:                  REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                  Mortgage Pool 1: 28% CPR per annum.
                             Mortgage Pools 2-7: 25% CPR per annum.

SMMEA Eligibility:           All offered classes will be SMMEA eligible except
                             for Class B2-I, B2-I-X, B2-II and B3 Certificates.

ERISA Eligibility:           All offered Certificates will be ERISA eligible
                             (other than the Class R Certificate).

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans in such Mortgage Pool at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

Interest Rates:              Class 1-A will bear interest at a rate equal to
                             Net WAC of Mortgage Pool 1 less 0.24% per annum until the January 2004 Distribution Date (month 5).
                             Beginning with the accrual period in January 2004 the Class 1-A will accrue interest at the Net WAC of Mortgage Pool 1.

                             Class 1-AX will bear interest at a rate equal to 0.24% per annum based on a Notional Balance until the Distribution Date in January 2004 (month 5). The Notional Balance of the Class 1-AX on any Distribution Date up to and including the Distribution Date in January 2004 will be equal to the Class 1-A principal balance prior to distributions for the related Distribution Date. The Class 1-AX will not be entitled to distributions of any kind after the Distribution Date in January 2004.

                             Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):  Class B1-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.35%] per annum and (ii) the Net WAC of Mortgage Pool 1.

                             Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                             (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                             Class B2-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.93%] per annum and (ii) the Net WAC of Mortgage Pool 1.

                             Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                             (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

Credit Enhancement:          Senior/subordinate, shifting interest structure.
                             The credit enhancement information shown below is subject to final rating agency approval.

                             Mortgage Pool 1 Senior Certificates: Credit enhancement for the Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3, Class B4, Class B5 and Class B6.

                             Mortgage Pools 2 through 7 Senior Certificates:
                             Credit enhancement for the Mortgage Pools 2 through 7 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:             If all of the credit support features have been
                             extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pool 2, Mortgage Pool 3, Mortgage Pool 4, Mortgage Pool 5,
           Mortgage Pool 6, Mortgage Pool 7

Initial Group I Senior Enhancement % = 7.00%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral balance

Initial Group II Senior Enhancement % = 5.50%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 84                               100%
     --------------------------------------- -------------------------------
                    85 - 96                               70%
     --------------------------------------- -------------------------------
                    97 - 108                              60%
     --------------------------------------- -------------------------------
                   109 - 120                              40%
     --------------------------------------- -------------------------------
                   121 - 132                              20%
     --------------------------------------- -------------------------------
                      133+                                 0%
     --------------------------------------- -------------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 36                               50%
     --------------------------------------- -------------------------------
                      37+                                  0%
     --------------------------------------- -------------------------------

(If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each Mortgage Pool (1 through 7) calculate the following:
-------------------------------------------------------------

Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.

Pool 2- 7 TBD


II.  Pay Subordinate PDA as follows*:
-------------------------------------
*Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I and Class B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the sum of the current balance of the Class B1-I and Class B2-I and the denominator which is the current balance of the Class B1-I and Class B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pools 2 through 7 Subordinate PDA:
1) Pay Class B1-II and Class B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and Class B2-II and the denominator which is the current balance of the Class B1-II and Class B2-II and the Pools 2 through 7 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
--------------------------------------------------------------------------
*Subject to credit support tests

1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------


(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
---------------------------

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Pool 1 Modified Group Subordinate Amount
----------------------------------------

Pool 1 Subordinate Amount less than the current balance of Class B1-1 and Class B2-1.

Group II Subordinate Amount:
----------------------------

Total Mortgage Pools 2 through 7 collateral less the current principal balance of the Mortgage Pool 2 through Pool 7 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:
--------------------------

Total Mortgage Pool 5 collateral less the current principal balance of the Mortgage Pool 5 Senior Bonds (excluding notional balances).

Pool 6 Subordinate Amount:
--------------------------

Total Mortgage Pool 6 collateral less the current principal balance of the Mortgage Pool 6 Senior Bonds (excluding notional balances).

Pool 7 Subordinate Amount:
--------------------------

Total Mortgage Pool 7 collateral less the current principal balance of the Mortgage Pool 7 Senior Bonds (excluding notional balances).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE



--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
MBS Trading                 Rishi Bansal               (212) 526-8315
                            Brendan Garvey             (212) 526-8315
                            Brian Hargrave             (212) 526-8320

--------------------------- -------------------------- -------------------------
Residential Finance         Stan Labanowski            (212) 526-6211
                            Mike Hitzmann              (212) 526-5806
                            Darius Houseal             (212) 526-9466

--------------------------- -------------------------- -------------------------








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

---------------------------------------- ------------------------------ ------------------------------ --------------------------
                                                6-mo & 1-mo LIBOR                 3/1 & 3/27                   5/1 & 5/25
                                                 Non-Hybrid ARMs                  Hybrid ARMs                  Hybrid ARMs
                                                    Pool 1                          Pool 2                       Pool 3
                                                    ------                          ------                       ------
Total Number of Loans                                              538                            295                      1,424
Total Outstanding Loan Balance                         $202,054,839.02                $108,059,928.01            $629,145,171.34
Average Loan Principal Balance                             $375,566.62                    $366,304.84                $441,815.43
                                                                                                                    $40,450.75 -
Range of Loan Principal Balance             $48,950.00 - $3,927,765.31     $35,646.37 - $2,000,000.00              $3,570,000.00
Weighted Average Coupon                                         4.297%                         5.045%                     5.141%
Range of Coupons                                        2.125 - 6.875%                 3.625 - 7.950%               3.5 - 8.500%
Weighted Average Margin                                         2.660%                         2.589%                     2.255%
Range of Margins                                         0.187 - 3.25%                   2.00 - 5.00%              1.236 - 5.00%
Weighted Average Initial Periodic Cap                           1.148%                         4.744%                     5.932%
Range of Initial Periodic Caps                           1.00 - 12.00%                   2.00 - 6.00%               5.00 - 6.00%
Weighted Average Periodic Cap                                   1.175%                         1.624%                     1.995%
Range of Periodic Caps                                   1.00 - 12.00%                   1.00 - 2.00%               1.00 - 2.00%
Weighted Average Maximum Rate                                  10.844%                        10.995%                    11.073%
Weighted Average Floor                                          2.890%                         2.589%                     2.255%
Weighted Average Original Term (mo.)                             359.3                          360.0                      360.0
Weighted Average Remaining Term (mo.)                            355.8                          358.9                      359.0
Range of Remaining Term (mo.)                                286 - 360                      358 - 360                  358 - 360
Weighted Average Original LTV                                   69.04%                         72.15%                     68.26%
Range of Original LTV                                   16.00 - 95.00%                24.86 - 100.00%            16.30 - 100.00%
Weighted Average FICO                                              714                            711                        720
Range of FICO                                                623 - 820                      622 - 809                  620 - 810
---------------------------------------- ------------------------------ ------------------------------ --------------------------

---------------------------------------- --------------------- --------------------- --------------------- --------------------
                                           5/1 & 5/25 Non-IO      5/1 Hybrid ARMs       7/1 Hybrid ARMs      10/1 Hybrid ARMs
                                              Hybrid ARMs
                                                Pool 4                Pool 5                Pool 6               Pool 7
                                                ------                ------                ------               ------

Total Number of Loans                                     106                   306                   208                   44
Total Outstanding Loan Balance                 $50,809,862.90       $117,779,189.28        $91,170,645.63       $25,637,560.44
Average Loan Principal Balance                    $479,338.33           $384,899.31           $438,320.41          $582,671.83
                                                $322,829.28 -           $72,800.00-           $58,500.00-          $86,318.02-
Range of Loan Principal Balance                 $1,097,642.55         $1,347,174.29         $1,495,000.00        $3,380,000.00
Weighted Average Coupon                                5.016%                5.207%                5.160%               5.502%
Range of Coupons                                  3.75-6.500%           3.75-7.250%          3.625-6.250%          4.75-6.500%
Weighted Average Margin                                2.750%                2.703%                2.239%               2.250%
Range of Margins                                   2.75-2.75%            2.25-2.75%            2.00-2.25%           2.25-2.25%
Weighted Average Initial Periodic Cap                  4.239%                4.585%                5.949%               5.938%
Range of Initial Periodic Caps                     3.00-5.00%            3.00-6.00%            5.00-6.00%           5.00-6.00%
Weighted Average Periodic Cap                          1.527%                1.531%                2.000%               2.000%
Range of Periodic Caps                             1.00-2.00%            1.00-2.00%            2.00-2.00%           2.00-2.00%
Weighted Average Maximum Rate                         11.017%               11.213%               11.109%              11.440%
Weighted Average Floor                                 2.750%                2.703%                2.239%               2.250%
Weighted Average Original Term (mo.)                    360.0                 360.0                 360.0                360.0
Weighted Average Remaining Term (mo.)                   358.9                 359.0                 359.3                359.2
Range of Remaining Term (mo.)                         358-360               358-360               358-360              358-360
Weighted Average Original LTV                          67.38%                71.52%                66.25%               62.58%
Range of Original LTV                            13.31-95.00%          24.28-95.00%          23.68-95.00%         24.44-95.00%
Weighted Average FICO                                     737                   705                   729                  718
Range of FICO                                         681-800               620-810               630-817              635-803
---------------------------------------- --------------------- --------------------- --------------------- --------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
    LEHMAN BROTHERS                            RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

-------------------------------------------- -------------------------- --------------------- --------------------------
                                                 6-mo & 1-mo LIBOR           3/1 & 3/27              5/1 & 5/25
                                                  Non-Hybrid ARMs            Hybrid ARMs             Hybrid ARMs
                                                      Pool 1                   Pool 2                  Pool 3
                                                      ------                   ------                  ------
Lien Position
First                                                      100.0%                100.0%                     100.0%
Geographic Distribution
(Other states account individually for
  less than                                            CA - 36.6%            CA - 60.1%                 CA - 51.0%
7% of the Cut-off Date principal balance)              GA - 15.8%             CO - 6.5%                  CO - 8.9%
                                                        FL - 9.4%             FL - 4.0%                  AZ - 5.1%
Occupancy Status
Primary Home                                                78.4%                 82.0%                      79.3%
Investment                                                  15.2%                 13.2%                      14.0%
Second Home                                                  6.4%                  4.9%                       6.7%

Delinquency Statistics
Current                                                     98.4%                 99.3%                     100.0%
One Payment Delinquent                                       1.6%                  0.7%                       0.0%

Loans with Prepayment Penalties
Total Number of Loans                                         246                    47                        531
Total Principal Balance                           $103,342,908.39        $16,723,389.21            $258,370,599.71
% of Principal Balance                                      51.1%                 15.5%                      41.1%
Weighted Average Coupon                                    4.440%                4.859%                     5.157%

Loans without  Prepayment Penalties
Total Number of Loans                                         292                   248                        893
Total Principal Balance                            $98,711,930.63        $91,336,538.80            $370,774,571.63
% of Principal Balance                                      48.9%                 84.5%                      58.9%
Weighted Average Coupon                                    4.148%                5.079%                     5.129%
-------------------------------------------- -------------------------- --------------------- --------------------------

-------------------------------------------- ----------------------- --------------------- --------------------- -------------------
                                               5/1 & 5/25 Non-IO
                                                  Hybrid ARMs          5/1 Hybrid ARMs       7/1 Hybrid ARMs      10/1 Hybrid ARMs
                                                     Pool 4                 Pool 5                Pool 6               Pool 7
                                                     ------                 ------                ------               ------
Lien Position
First                                                   100.0%                100.0%                100.0%              100.00%
Geographic Distribution
(Other states account individually for                                    CA - 69.4%            CA - 41.0%           CA - 52.1%
  less than                                         CA - 74.6%
7% of the Cut-off Date principal balance)            NY - 3.4%             CO - 8.5%              CO -9.8%           NV - 13.2%
                                                     CT - 3.0%             GA - 2.9%              NY -6.3%            HI - 7.1%
Occupancy Status
Primary Home                                             91.7%                 85.8%                 82.5%                55.82
Investment                                                3.6%                  9.5%                 12.9%                 19.6
Second Home                                               4.7%                  4.7%                  4.6%                 24.6

Delinquency Statistics
Current                                                 100.0%                100.0%                100.0%               100.0%
One Payment Delinquent                                    0.0%                  0.0%                  0.0%                0.00%

Loans with Prepayment Penalties
Total Number of Loans                                        3                     8                    91                   19
Total Principal Balance                          $1,181,838.99          2,793,078.11        $41,284,855.34       $11,740,780.60
% of Principal Balance                                    2.3%                  2.4%                 45.3%                45.8%
Weighted Average Coupon                                 4.706%                5.260%                5.155%               5.557%

Loans without  Prepayment Penalties
Total Number of Loans                                      103                   298                   117                   25
Total Principal Balance                         $49,628,023.91       $114,986,111.17        $49,885,790.29       $13,896,779.84
% of Principal Balance                                   97.7%                 97.6%                 54.7%                54.2%
Weighted Average Coupon                                 5.023%                5.205%                5.164%               5.456%
-------------------------------------------- ----------------------- --------------------- --------------------- -------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers


                     Net Effective Margin Table - Bond 1-A1

                        GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 08/29/03

      --------------------------------------------------------------------
                            Bond Summary - Bond 1-A1
      --------------------------------------------------------------------
      Initial Coupon:  3.801                    Type:  Floater
            Orig Bal:  187,910,000
                                             Formula:  (6m LIBOR)+240.40bp
              Factor:  1.00000000   Cap/Floor/Margin:  10.59/2.63/2.40
         Factor Date:  08/25/03             Next Pmt:  09/25/03
               Delay:  24                      Cusip:  86359ABP
      --------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          15 CPR                 20 CPR                  25 CPR                 28 CPR                30 CPR
                       LIB_6M: 1.18           LIB_6M: 1.18            LIB_6M: 1.18           LIB_6M: 1.18          LIB_6M: 1.18
------------------------------------------------------------------------------------------------------------------------------------
 Price             NEM        Duration    NEM         Duration    NEM        Duration    NEM       Duration    NEM          Duration
------------------------------------------------------------------------------------------------------------------------------------
 103-07           167.6         4.60     146.1          3.58     122.2         2.87     106.7         2.54     95.8           2.35
 103-07+          167.3         4.60     145.6          3.58     121.6         2.87     106.1         2.54     95.1           2.35
 103-08           167.0         4.60     145.2          3.58     121.1         2.87     105.5         2.54     94.5           2.35
 103-08+          166.6         4.60     144.8          3.58     120.6         2.87     104.9         2.54     93.8           2.36
 103-09           166.3         4.60     144.4          3.58     120.1         2.87     104.3         2.54     93.2           2.36

 103-09+          166.0         4.60     143.9          3.58     119.5         2.87     103.7         2.54     92.6           2.36
 103-10           165.6         4.60     143.5          3.58     119.0         2.87     103.1         2.54     91.9           2.36
 103-10+          165.3         4.61     143.1          3.58     118.5         2.87     102.5         2.55     91.3           2.36
 103-11           165.0         4.61     142.7          3.58     118.0         2.87     101.9         2.55     90.6           2.36
 103-11+          164.7         4.61     142.3          3.58     117.4         2.87     101.3         2.55     90.0           2.36

 103-12           164.3         4.61     141.8          3.58     116.9         2.87     100.7         2.55     89.4           2.36
 103-12+          164.0         4.61     141.4          3.58     116.4         2.87     100.1         2.55     88.7           2.36
 103-13           163.7         4.61     141.0          3.58     115.9         2.87     99.5          2.55     88.1           2.36
 103-13+          163.4         4.61     140.6          3.58     115.3         2.87     99.0          2.55     87.4           2.36
 103-14           163.0         4.61     140.2          3.58     114.8         2.88     98.4          2.55     86.8           2.36

 103-14+          162.7         4.61     139.7          3.58     114.3         2.88     97.8          2.55     86.2           2.36
 103-15           162.4         4.61     139.3          3.59     113.8         2.88     97.2          2.55     85.5           2.36
 103-15+          162.0         4.61     138.9          3.59     113.3         2.88     96.6          2.55     84.9           2.36
 103-16           161.7         4.61     138.5          3.59     112.7         2.88     96.0          2.55     84.2           2.36
 103-16+          161.4         4.61     138.1          3.59     112.2         2.88     95.4          2.55     83.6           2.36

 103-17           161.1         4.61     137.6          3.59     111.7         2.88     94.8          2.55     83.0           2.36
 103-17+          160.7         4.61     137.2          3.59     111.2         2.88     94.2          2.55     82.3           2.36
 103-18           160.4         4.62     136.8          3.59     110.6         2.88     93.6          2.55     81.7           2.36
 103-18+          160.1         4.62     136.4          3.59     110.1         2.88     93.0          2.55     81.1           2.36
 103-19           159.8         4.62     136.0          3.59     109.6         2.88     92.5          2.55     80.4           2.36
------------------------------------------------------------------------------------------------------------------------------------
Average Life              5.305                 3.974                   3.106                  2.718                  2.499
First Pay               09/25/03              09/25/03                09/25/03               09/25/03               09/25/03
Last Pay                11/25/19              04/25/16                10/25/13               08/25/12               11/25/11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                           35 CPR               40 CPR
                        LIB_6M: 1.18         LIB_6M: 1.18
------------------------------------------------------------
 Price              NEM        Duration  NEM        Duration
------------------------------------------------------------
 103-07            67.5          1.98    36.8         1.68
 103-07+           66.8          1.98    35.9         1.68
 103-08            66.0          1.98    35.0         1.68
 103-08+           65.3          1.98    34.1         1.68
 103-09            64.5          1.98    33.2         1.68

 103-09+           63.7          1.98    32.3         1.68
 103-10            63.0          1.98    31.4         1.68
 103-10+           62.2          1.98    30.5         1.68
 103-11            61.4          1.98    29.6         1.68
 103-11+           60.7          1.98    28.7         1.68

 103-12            59.9          1.98    27.8         1.68
 103-12+           59.2          1.98    26.9         1.68
 103-13            58.4          1.98    26.0         1.68
 103-13+           57.6          1.98    25.1         1.68
 103-14            56.9          1.98    24.2         1.69

 103-14+           56.1          1.98    23.3         1.69
 103-15            55.3          1.98    22.4         1.69
 103-15+           54.6          1.98    21.6         1.69
 103-16            53.8          1.98    20.7         1.69
 103-16+           53.1          1.98    19.8         1.69

 103-17            52.3          1.98    18.9         1.69
 103-17+           51.5          1.98    18.0         1.69
 103-18            50.8          1.98    17.1         1.69
 103-18+           50.0          1.98    16.2         1.69
 103-19            49.3          1.98    15.3         1.69
------------------------------------------------------------
Average Life              2.067                 1.739
First Pay               09/25/03              09/25/03
Last Pay                07/25/10              06/25/09
------------------------------------------------------------

-------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3Yr     5YR     10YR     30YR
-------------------------------------------------------------------
 Yield  1.1571  1.1707  1.7266          3.0056   4.0339   4.9766
Coupon                  1.5000          3.0000   3.8750   5.3750
-------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR    12YR    15YR    20YR    30YR
----------------------------------------------------------------------------------------------
 Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832  5.2891

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                          Page 1

Lehman Brothers

                                                  Discount Margin Table - Bond B2-I

                                                   GROUPS CROSSED AT AND BELOW BBB
                                                        Settle as of 08/29/03

                          --------------------------------------------------------------------------------
                                                      Bond Summary - Bond B2-I
                          --------------------------------------------------------------------------------
                            Initial Coupon:      3.040                   Type:      Floater
                                  Orig Bal:      2,727,000
                                                                      Formula:      (1m LIBOR)+193.00bp

                                    Factor:      1.000000    Cap/Floor/Margin:      100.00/0.00/1.93

                               Factor Date:      08/25/03            Next Pmt:      09/25/03

                                     Delay:      24                     Cusip:      86359ACG
                          --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              15 CPR               20 CPR               25 CPR             28 CPR              30 CPR                 35 CPR
           LIB_1M: 1.11         LIB_1M: 1.11         LIB_1M: 1.11        LIB_1M: 1.11       LIB_1M: 1.11           LIB_1M: 1.11
-----------------------------------------------------------------------------------------------------------------------------------
Price    DM      Duration     DM      Duration      DM     Duration    DM     Duration    DM       Duration     DM         Duration
-----------------------------------------------------------------------------------------------------------------------------------
99-23   194.0      7.83      194.3      6.12      194.5      5.11     194.7     4.69     194.7       4.43      195.0         3.89
99-24   193.6                193.8                193.9               194.0              194.1                 194.2
99-25   193.2                193.3                193.3               193.3              193.4                 193.4
99-26   192.8                192.8                192.7               192.7              192.7                 192.6
99-27   192.4                192.3                192.1               192.0              192.0                 191.8
99-28   192.0      7.83      191.7      6.13      191.5      5.12     191.4     4.70     191.3       4.43      191.0         3.89
99-29   191.6                191.2                190.9               190.7              190.6                 190.2
99-30   191.2                190.7                190.3               190.1              189.9                 189.4
99-31   190.8                190.2                189.7               189.4              189.2                 188.7
100-00  190.4                189.7                189.1               188.7              188.5                 187.9
100-01  190.1      7.84      189.2      6.13      188.5      5.12     188.1     4.70     187.8       4.43      187.1         3.89
100-02  189.7                188.7                187.9               187.4              187.1                 186.3
100-03  189.3                188.2                187.3               186.8              186.4                 185.5
100-04  188.9                187.7                186.7               186.1              185.7                 184.7
100-05  188.5                187.2                186.1               185.5              185.0                 183.9
-----------------------------------------------------------------------------------------------------------------------------------
Average Life   9.31                  7.03                 5.73                5.21                4.89                 4.25
 First Pay   09/25/03             09/25/03              09/25/03            09/25/03             09/25/03             09/25/03
  Last Pay   11/25/19             04/25/16              10/25/13            08/25/12             11/25/11             07/25/10
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM    3Mo    6Mo    2YR    3Yr  5YR    10YR    30YR   Lib BM   1YR     2YR
 Yield  1.1571  1.1707  1.7266     3.0056  4.0339 4.9766   Yield  1.3994  2.0541
Coupon                 1.5000     3.0000  3.8750 5.3750
--------------------------------------------------------------------------------
                                [RESTUBBED TABLE]

--------------------------------------------------------------------------------
Tsy BM   3YR     4YR     5YR     7YR    10YR     12YR    15YR    20YR     30YR
 Yield  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381  4.9970  1.8832   5.2891
Coupon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 1